Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b)

of section 1350, chapter 63 of title 18, United States Code)

Name of Issuer:	NORTHEAST INVESTORS TRUST

In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

Dated: June 1, 2026

Bruce H. Monrad
Principal Executive Officer

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b)

of section 1350, chapter 63 of title 18, United States Code)

Name of Issuer:	NORTHEAST INVESTORS TRUST

In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

Dated: June 1, 2026

Gordon C. Barrett
Principal Financial Officer